SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 33-27610-A

Date of Report: September 28, 2007

ITLINKZ GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

65-2954561

(State of other jurisdiction of

(IRS Employer

incorporation or organization

Identification No.)

c/o American Union Securities, 100 Wall Street – 15th Floor, New York, NY

10005

(Address of principal executive offices)

(Zip Code)

212-232-0120

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

On September 28, 2007 Itlinkz Group, Inc. completed a reverse merger in which the shareholders of Landway Nano Bio-Tech Group, Inc. received a majority of the capital stock of Itlinkz Group, Inc. in exchange for the outstanding capital stock of Landway Nano Bio-Tech Group, Inc.  At the time of the reverse merger, Bagell, Josephs, Levine & Company, LLC was the independent auditor of record for Landway Nano Bio-Tech Group, Inc. and for its subsidiary, Shandong Spring Pharmaceutical Co., Ltd.  Accordingly, on September 28, 2007, by reason of the reverse merger, Bagell, Josephs, Levine & Company, LLC became the principal independent accountant for Itlinkz Group, Inc.  Therefore, on October 31, 2007, the Board of Directors of Itlinkz Group, Inc. dismissed Stegman & Company from its position as the principal independent accountant for Itlinkz Group, Inc.

The audit report of Stegman & Company on Itlinkz Group, Inc.’s financial statements for the years ended June 30, 2007 and 2006 contained a modification expressing substantial doubt about Itlinkz Group, Inc.’s ability to continue as a going concern.  The audit report of Stegman & Company on Itlinkz Group, Inc.’s financial statements for the years ended June 30, 2007 and 2006 did not contain any other adverse opinion or disclaimer of opinion or qualification.  Stegman & Company did not, during the applicable periods, advise Itlinkz Group, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

Itlinkz Group, Inc. and Stegman & Company did not, during Itlinkz Group, Inc.’s two most recent fiscal years or any subsequent period through the date of dismissal, have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Stegman & Company’s satisfaction, would have caused Stegman & Company to make reference to the subject matter of the disagreement in connection with its reports.

Itlinkz Group, Inc. has requested Stegman & Company to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Stegman & Company agrees with the statements in this 8-K.  A copy of such letter is filed as exhibit 16 to this 8-K.

As explained in the first paragraph of this report, on September 28, 2007 Bagell, Josephs, Levine & Company, LLC assumed the position of the principal independent accountant for Itlinkz Group, Inc. At no time during the past two fiscal years or any subsequent period prior to September 28, 2007 did Itlinkz Group, Inc. consult with Bagell, Josephs, Levine & Company, LLC  regarding any matter of the sort described above with reference to Stegman & Company, any issue relating to the financial statements of Itlinkz Group, Inc., or the type of audit opinion that might be rendered for Itlinkz Group, Inc.

Item 9.01

Financial Statements and Exhibits

Exhibits

16.

Letter dated November 1, 2007 from Stegman & Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2007

ITLINKZ GROUP, INC.

By /s/ Yan Tinghe

      Yan Tinghe, Chief Executive Officer